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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported):  JULY 13, 2006


                                   NEXEN INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     CANADA
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                 (State or Other Jurisdiction of Incorporation)


                  1-6702                                 98-6000202
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         (Commission File Number)             (IRS Employer Identification No.)


             801 - 7TH AVENUE S.W.
           CALGARY, ALBERTA, CANADA                              T2P 3P7
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     (Address of Principal Executive Offices)                   (Zip Code)


                                 (403) 699-4000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        AMENDMENT TO CREDIT FACILITY

        On July 14, 2006, Nexen Inc. (the "COMPANY") entered into a second amendment (the "SECOND Amendment") to the credit agreement (the "CREDIT AGREEMENT") by and among the Company, Nexen Holdings U.S.A. Inc. and Nexen Petroleum U.K. Limited as borrowers (the "BORROWERS"), the financial institutions named therein and other institutions from time to time party thereto as lenders (the "LENDERS") and The Toronto-Dominion Bank, Toronto Dominion (Texas) LLC and The Toronto-Dominion Bank, London Branch as agents of the Lenders to provide for certain revolving term credit facilities (the "CREDIT FACILITIES"). The Credit Agreement was previously amended on November 29, 2005 (the "FIRST AMENDMENT"). The changes made to the Credit Agreement in the First Amendment were not material.

        The Second Amendment:

    o Increases the amount of the Credit Facilities to US$3 billion from US$2 billion;
    o Increases the maximum principal amount to be made available to the Company by the Canadian facility lenders to US$3 billion from US$2 billion (the "CANADIAN FACILITY");
    o Increases the limit on the maximum outstanding principal of letters of credit under the Canadian Facility to US$1.5 billion from US$1 billion;
    o   Amends the definition of "Applicable Pricing Rate";
    o   Includes new Lenders;
    o Extends the maturity date on the Credit Facilities from July 22, 2010 to July 22, 2011; and
    o Increases the limit on further increases in total commitment to US$3.3 billion from US$2.3 billion.

        The remaining material terms of the credit agreement are unchanged.

        The foregoing description of the Second Amendment is a summary and does not contain all of the exceptions and qualifications that may apply. A copy of the Second Amendment is filed as Exhibit 10.1 and is incorporated by reference herein. The foregoing description of the Second Amendment is qualified in its entirety by reference to such exhibit.

        ENTRY INTO INDEMNIFICATION AGREEMENT

        On July 5, 2006, the Company entered into an Indemnification Agreement with the Honourable A. Anne McLellan, one of the Company's directors (the
"INDEMNIFICATION AGREEMENT"). Pursuant to the terms of the Indemnification Agreement, the Hon. McLellan is entitled to be indemnified by the Company for any liabilities, damages, costs, charges and expenses (including, without limitation, court fees, legal expenses and witness fees), including an amount paid to settle an action or satisfy a judgment or any fine or penalty levied, reasonably incurred by her in respect of any civil, criminal, administrative, investigative or other action, proceeding or inquiry of any nature, to which she is, directly or indirectly, a party by reason of being or having been a director or officer of the Corporation or any entity where the Hon. McLellan acted as a director or officer or similar capacity at the request of the Company (together with the Company, a "CORPORATION") if (i)

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the Hon.  McLellan  acted  honestly  and in good  faith with a view to the best interests of the Corporation; and (ii) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Hon. McLellan had reasonable grounds for believing that her conduct was lawful. Notwithstanding the foregoing, the Hon. McLellan shall not be indemnified with respect of an action by or on behalf of a Corporation to procure a judgment in its favour.

        The foregoing description of the Indemnification Agreement is a summary and does not contain all of the exceptions and qualifications that may apply. A copy of the Indemnification Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference. The foregoing description of the Indemnification Agreement is qualified in its entirety by reference to such exhibit.


ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

       (d)     Exhibits

               EXHIBIT
               NUMBER        DESCRIPTION
               -------       -----------

                 10.1 Second Amending Agreement dated July 14, 2006 to the Credit Agreement, dated as of July 22, 2005, by and among Nexen Inc., Nexen Holdings U.S.A. Inc. and Nexen Petroleum U.K. Limited as borrowers, the financial institutions named therein and other institutions from time to time party thereto as lenders and The
                             Toronto-Dominion Bank, Toronto Dominion (Texas) LLC and The Toronto-Dominion Bank, London Branch as agents of the lenders.

                 10.2 Indemnification Agreement dated July 5, 2006 between Nexen Inc. and A. Anne McLellan.


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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: July 20, 2006

                                             NEXEN INC.



                                             By: /s/ Rick C. Beingessner
                                                 ---------------------------
                                                 Name:   Rick C. Beingessner
                                                 Title:  Assistant Secretary



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                                 EXHIBIT INDEX



EXHIBIT        DESCRIPTION
-------        -----------

  10.1 Second Amending Agreement dated July 14, 2006 to the Credit Agreement, dated as of July 22, 2005, by and among Nexen Inc., Nexen Holdings U.S.A. Inc. and Nexen Petroleum U.K. Limited as borrowers, the financial institutions named therein and other institutions from time to time party thereto as lenders and The Toronto-Dominion Bank, Toronto Dominion (Texas) LLC and The Toronto-Dominion Bank, London Branch as agents of the lenders.

  10.2         Indemnification Agreement dated July 5, 2006 between Nexen Inc.
               and A. Anne McLellan.